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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): November 16, 2004
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                                CBRL GROUP, INC.


          Tennessee                    0-25225                   62-1749513
          ---------                    -------                   ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

        On November 16, 2004, CBRL Group, Inc. (the "Company") issued the annual report supplement that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to the fiscal year ending July 30, 2004. The annual report supplement is posted on the Company's website, located at www.cbrlgroup.com, and will be discussed at the Company's upcoming conference call on November 18, 2004. See information furnished under Item 7.01 of the Company's Current Report on Form 8-K with the Commission on November 12, 2004 for instructions on accessing the conference call.


Item 7.01.  Regulation FD Disclosure.

        The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a)     Financial Statements. None

(b)     Pro Forma Financial Information. None

(c)     Exhibits.

        99    Annual Report Supplement


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2004                   CBRL GROUP, INC.


                                         By:   /s/ James F. Blackstock
                                            ------------------------------------
                                         Name:  James F. Blackstock
                                         Title: Senior Vice President, General
                                                Counsel and Secretary